October 2018 Exhibit 99.1

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RTB101 alone and in combination with everolimus. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, including the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance RTB101 alone and in combination with everolimus into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in resTORbio’s annual report on Form 10-K for the fiscal year ended December 31, 2017, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

The biology of aging is regulated by TORC1

TORC1 is an evolutionarily conserved pathway that regulates aging TORC1 inhibition extended lifespan and healthspan and improved the following aging-related conditions in preclinical studies: Mice Flies Worms Yeast Improved Immune Function Ameliorate Heart Failure Ameliorate Neurodegenerative Diseases

resTORbio highlights Developing first in class and most advanced selective TORC1 program The lead indication for RTB101, our proprietary TORC1 inhibitor, is to decrease the incidence of respiratory tract infections (RTIs) in high-risk elderly by enhancing the function of the aging immune system RTIs are the 4th leading cause for hospitalization in the 65+; 2nd in 85+ (US) Positive results in Phase 2b study: RTB101 10 mg once daily 30.6% reduction in the percentage of patients with laboratory-confirmed RTIs (p=0.025) 52.1% reduction in percentage of patients with severe laboratory-confirmed RTI symptoms (p=0.034) 23.6% reduction in the percentage of patients with any infection compared to placebo (p=0.032) Successfully defined dose and patient population for planned pivotal Phase 3 program Data-driven approach to expand into additional indications Leveraging Phase 2b data to evaluate additional aging-related diseases Initiate Phase 2a trial in additional aging-related disease in Q4 2018/Q1 2019 Cash, cash equivalents and marketable securities were ~$125 million as of June 30, 2018

TORC1 Pathway

Selective inhibition of TORC1 may have therapeutic benefit for the treatment of aging-related diseases



mTOR
TORC1
TORC2
Inhibition of TORC1 by genetic mutation **extends lifespan** (Science, 2012)
Inhibition of TORC2 by genetic mutation **decreases lifespan** and causes hyperglycemia and hyperlipidemia in mice (Science, 2012; Aging Cell, 2014)
S6K
4EBP1
Ulk1
Atg
Knock out of S6K **extends lifespan** and healthspan (Science, 2009)
Overexpression **extends lifespan** (Cell, 2009)
Transgenic overexpression **extends lifespan** (Nat Comm, 2013)

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S6K Ulk1 TORC1 everolimus 4EBP1 S6K Ulk1 4EBP1 TORC1 RTB101 + everolimus 4EBP1 S6K Ulk1 4EBP1 TORC1 4EBP1 RTB101 Inhibiting the phosphorylation of 1 target of TORC1 Inhibiting the phosphorylation of 2 targets of TORC1 Inhibiting the phosphorylation of 3 targets of TORC1 Spectrum of TORC1 inhibition with everolimus and RTB101 = indicates phosphorylation is inhibited

RTB101 Program

Results of Phase 2a trial 264 mostly healthy elderly people randomized to the following TORC1 inhibitor treatment arms: Everolimus 0.1 mg + RTB101 10 mg RTB101 10 mg Everolimus 0.5 mg Everolimus 0.1 mg Placebo Both RTB101 10 mg QD and RTB101 10 mg + everolimus 0.1 mg QD significantly reduced the incidence of all infections as well as respiratory tract infections (RTIs) Reduction in RTIs: RTB101 10 mg: 42% reduction (p=0.006) RTB101 10 mg + everolimus 0.1 mg: 36% reduction (p=0.01) Both RTB101 10 mg and RTB101 10 mg + everolimus 0.1 mg upregulated antiviral gene expression in whole blood TORC1 inhibition QD = once daily

RTB101 offers new approach to harnessing the immune system to target multiple pathogens

The majority of pathogens detected in elderly people hospitalized for pneumonia are viruses for which **NO APPROVED THERAPIES** are currently available

Indicates the annual number of pathogen-specific pneumonia hospitalizations per 10,000 adults ≥ 80

*** Viruses with no FDA-approved therapies available**



*Adenovirus
L. pneumophila
S. aureus
M. pneumoniae
*Coronavirus
*Respiratory Syncytial Virus
*Parainfluenza Virus
*Human Meta-Pneumovirus
S. Pneumoniae
Influenza A or B
*Human Rhinovirus
0
5
10
15
20
Incidence per 10,000 Persons

IMMUNOTHERAPY:
RTB101 alone or in combination with everolimus

Sources: S. Jain et al., NEJM 2015

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Phase 2a to Phase 2b

Phase 2b design Primary Endpoint: Reduction in the percentage of patients with laboratory-confirmed RTIs through week 16 Population: Elderly subjects at increased risk of RTI-associated morbidity and mortality, defined as: ≥ 85 years of age 65-84 years of age with one or more comorbidities including: Asthma Chronic obstructive pulmonary disease (COPD) Type 2 diabetes mellitus (T2DM) Current smoker 16 weeks 8 weeks RTB101 5 mg QD RTB101 10 mg QD Placebo Follow-up Northern Hemisphere (n=473) RTB101 10 mg + everolimus 0.1 mg QD RTB101 10 mg QD Placebo 16 weeks 8 weeks Follow-up RTB101 10 mg BID Southern Hemisphere (n=179) QD = once daily; BID = twice daily Interim Analysis

Dosing regimens in Phase 2b result in different estimated duration and spectrum of TORC1 inhibition S6K Ulk1 4EBP1 TORC1 4EBP1 RTB101 5 mg QD Transient inhibition of two TORC1 targets RTB101 10 mg QD 0 12 24 Estimated duration of TORC1 inhibition (hrs) RTB101 10 mg BID Persistent inhibition of two TORC1 targets RTB101 10 mg + everolimus 0.1 mg QD Persistent inhibition of three TORC1 targets 0 12 24 0 12 24 QD = once daily; BID = twice daily

Phase 2b data supports RTB101 potential efficacy for enhancing immune function and reducing the incidence of infections



1. Statistically significant reduction in percent of patients with laboratory-confirmed RTIs (announced Jul 2018)

- **30.6%** reduction in the percentage of patients with laboratory-confirmed RTIs in the RTB101 10 mg QD cohort compared to the placebo cohort **(OR=0.601; p=0.025)**

2. Statistically significant decrease in severity of RTI symptoms (announced Oct 2018)

- **52.1%** reduction in the percentage of patients with severe laboratory-confirmed RTI symptoms in the RTB101 10 mg QD cohort compared to the placebo cohort **(OR=0.437; p=0.034)**

3. Statistically significant decrease in the incidence of total infections of any kind (announced Oct 2018)

- **23.6%** reduction in the percentage of patients with any infection (laboratory-confirmed RTIs and all other infections) in the RTB101 10 mg QD cohort compared to placebo cohort **(OR=0.653; p=0.032)**

4. Statistically significant decrease in the incidence of urinary tract infections (UTIs) (announced Oct 2018)

- **74.6%** reduction in the percentage of patients with UTIs in the RTB101 10 mg BID cohort compared to the placebo cohort **(OR=0.211; p=0.027)**
- **34.4%** reduction in the percentage of patients with UTIs in the RTB101 10 mg QD cohort compared to the placebo cohort **(OR=0.601; p=0.156)**

Statistically significant defined as a nominal p-value < 0.05; QD = once daily; BID = twice daily;
OR = odds ratio which represents the odds of experiencing one or more event in the active treatment group versus the placebo group;

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RTI Data

A significant reduction in the percentage of patients with laboratory-confirmed RTIs was observed in the RTB101 10 mg QD cohort p-value1 0.109 0.025 0.560 0.700 Odds ratio2 (CI3) 0.618 (0.325; 1.176) 0.601 (0.391; 0.922) 1.050 (0.618; 1.782) 1.187 (0.694; 2.030) Active N 61 176 120 115 NRTI4 21 34 25 25 Placebo N 60 180 120 120 NRTI4 26 50 24 24 1One-sided p-value; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 390% confidence interval; 4No. of patients in cohort with one or more laboratory-confirmed RTIs; *p<0.05; QD = once daily; BID = twice daily Difference in proportion of patients with one or more laboratory-confirmed RTIs compared to placebo RTB101 5mg QD RTB101 10mg QD RTB101 10mg BID RTB101 10mg + everolimus 0.1mg -20.6% 4.0% 8.5% -30.6% *

Odds ratio further supports dose selection and potential efficacy of RTB101 10 mg QD 21/61 26/60 0.618 0.109 34/176 50/180 0.601 0.025* 25/120 24/120 1.050 0.560 25/115 24/120 1.187 0.700 Active rate1 Placebo rate1 Odds ratio2 p-value3 1No. of patients in cohort with one or more laboratory-confirmed RTIs/No. of patients in cohort; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 3One-sided p-value; *p<0.05; QD = once daily; BID = twice daily Odds ratio (90% confidence interval) Odds ratio of experiencing lab-confirmed RTIs through Week 16 RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg 0.5

RTB101 10 mg QD showed consistent benefit in multiple pre-specified analyses of lab-confirmed RTIs

Odds ratio of experiencing lab-confirmed RTIs through Week 16 – primary endpoint


RTB101 5 mg QD
RTB101 10 mg QD
RTB101 10 mg BID
RTB101 10 mg + everolimus 0.1 mg
0
1
2
3
4

OR =0.601; p=0.025

Odds ratio of experiencing severe lab-confirmed RTI symptoms through Week 16


RTB101 5 mg QD
RTB101 10 mg QD
RTB101 10 mg BID
RTB101 10 mg + everolimus 0.1 mg
0
1
2
3
4

OR =0.437; p=0.034

Odds ratio of experiencing lab-confirmed RTIs through Week 24


RTB101 5 mg QD
RTB101 10 mg QD
RTB101 10 mg BID
RTB101 10 mg + everolimus 0.1 mg
0
1
2
3
4
Odds ratio (90% confidence interval)

OR =0.623; p=0.030

RTB101 10 mg QD associated with statistically significant reductions across three different analyses of laboratory-confirmed RTIs: Week 16, severe RTIs and Week 24

One-sided p-value; QD = once daily; BID = twice daily;
Odds ratio represents the odds of experiencing one or more event in the active treatment group versus the placebo group

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RTB101 10 mg QD showed the greatest effect in the 85+ and 65+ with asthma subpopulations (pre-specified analyses) 85+: % subjects with 1 or more laboratory-confirmed RTIs Asthma T2DM COPD Smokers 65+: % subjects with 1 or more laboratory-confirmed RTIs Southern Hemisphere Northern Hemisphere Southern & Northern Hemispheres (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) -66.7% (p=0.052) -66.8% (p=0.053) -66.7% (**p=0.007) -68.1% (p=0.001) -69.4% (p=0.016) -68.9% (p=0.0001) -40.5% (p=0.087) -15.4% (p=0.077) -25.3% (*p=0.028) 2.1% (p=0.168) 3.3% (p=0.147) 410.7% (p=0.874) 0.0% (p=0.324) 201.2% (p=0.833) = placebo cohort; = RTB101 10mg once daily cohort; One-sided p-value; QD = once daily; BID = twice daily 311.9% (p=0.936)

Odds ratio further supports effect seen in the 85+ and 65+ with asthma subpopulations


85+
Southern Hemisphere
Northern Hemisphere
Both Hemispheres
OR=0.184; p=0.007
65+
Asthma
Southern Hemisphere
OR=0.065; p=0.001
Northern Hemisphere
OR=0.128; p=0.016
Both Hemispheres
OR=0.105; p=0.0001
T2DM
Southern Hemisphere
Northern Hemisphere
Both Hemispheres
OR=0.362; p=0.028
COPD
Southern Hemisphere
Northern Hemisphere
Both Hemispheres
0
1
2
3
Smokers
Southern Hemisphere
Northern Hemisphere
Both Hemispheres
0
10
20
30
40
Odds ratio (90% confidence interval)

OR = Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; One-sided p-value

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Preclinical data: mTOR inhibition decreased airway inflammation in asthma and increased airway inflammation due to smoking Asthma Smoking mTOR inhibition with rapamycin (Rapa) significantly decreased airway inflammation in a preclinical asthma model in which mice were exposed to intranasal house dust mites (HDM)1 Disruption of mTOR selectively in bronchial epithelial cells (mBE-mtor-/-) significantly increased cigarette smoke (CS)-induced lung inflammation in a COPD model in which mice were exposed to cigarette smoke for 6 months2 1Mushaben E. M. et al., J Immunol 2011:187:5756-5763; 2 Wang Y et al., J Immunol 2018;200:2571-2580; *p<0.05, **p<0.01

High responder population identified as non-smoking subjects who are 85+ and 65+ with asthma RTB101 5 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg RTB101 10 mg QD p-value1 0.019 0.0002 0.153 0.361 Odds ratio2 (CI3) 0.292 (0.109; 0.777) 0.208 (0.099; 0.435) 0.582 (0.244; 1.389) 0.833 (0.359; 1.934) * ** 1One-sided p-value; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 390% confidence interval; 4No. of patients in cohort with one or more laboratory-confirmed RTIs; *p<0.05, **p<0.001; QD = once daily; BID = twice daily Difference in proportion of patients with one or more laboratory-confirmed RTIs compared to placebo Active N 30 69 42 40 NRTI4 11 10 8 10 Placebo N 26 68 42 42 NRTI4 16 28 12 12 -12.6% -33.6% -64.8% -40.3%

Odds ratio further supports effect of RTB101 10 mg QD in non-smoking subjects who are 85+ and 65+ with asthma 11/30 16/26 0.292 0.019* 10/69 28/68 0.208 0.0002** 8/42 12/42 0.582 0.153 10/40 12/42 0.833 0.361 Active rate1 Placebo rate1 Odds ratio2 p-value3 Odds ratio (90% confidence interval) Odds ratio of experiencing lab-confirmed RTIs through Week 16 in non-smoking subjects 85+ and 65+ with asthma RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg 1No. of patients in cohort with one or more laboratory-confirmed RTIs/No. of patients in cohort; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 3One-sided p-value; *p<0.05, **p<0.001; QD = once daily; BID = twice daily 0

Other Infection Data

RTB101 may also reduce the incidence of total infections of any kind Odds ratio of experiencing any infection (lab-confirmed RTI and all other infections) through Week 16 Odds ratio of experiencing urinary tract infections through Week 16 OR = Odds ratio represents the odds of experiencing one or more infections in the active treatment group versus the placebo group; One-sided p-value; QD = once daily; BID = twice daily Odds ratio (90% confidence interval) RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg RTB101 associated with statistically significant reductions across analyses of other infections: Infections of any kind and urinary tract infections OR =0.653; p=0.032 OR =0.601; p=0.156 OR =0.211; p=0.027

RTB101 was well-tolerated in high-risk elderly patients through Week 24 Adverse events (AEs) were balanced between the RTB101 10 mg QD and placebo cohorts 1 unrelated death occurred in the RTB101 10 mg QD cohort (patient was hit by car while riding a bicycle), 1 unrelated death occurred in the RTB101 10 mg BID cohort and 1 unrelated death occurred in the placebo cohort (both from unknown causes) RTB101 10 mg QD Placebo Serious AEs (% of patients) 4.5% 7.8% Discontinued study drug due to an AE (% of patients) 5.1% 5.6% Number of severe AEs 12 25 QD = once daily; BID = twice daily

Summary of Phase 2b RTI data The study successfully identified the dose and patient population for pivotal trials: Dose: RTB101 10 mg QD: 30.6% reduction in the percentage of patients with laboratory-confirmed RTIs (p=0.025) 52.1% reduction in percentage of patients with severe laboratory-confirmed RTI symptoms (p=0.034) 23.6% reduction in the percentage of patients with any infection compared to placebo (p=0.032) Patient population: 65 and older with asthma: 68.9% reduction in laboratory-confirmed RTIs (p=0.0001) 85 and older: 66.7% reduction in laboratory-confirmed RTIs (p=0.007) All doses, including RTB101 10 mg QD, were well-tolerated End-of-Phase 2 meeting expected in Q4 2018/Q1 2019 Plan to initiate pivotal trials in 1H 2019 QD = once daily; BID = twice daily

Medical Need & Market Opportunity

RTIs are the 4th most common cause for hospitalization in 65+ (2nd in 85+)1 RTIs are the 7th leading cause of death in 65+ (5th in 85+)2 Mortality from RTIs is higher than mortality from colorectal, pancreatic, breast or prostate cancer3 RTIs cause the majority of asthma exacerbations in the elderly4 RTIs represent a significant healthcare burden 1Pfunter, A (2013) HCUP Statistical Brief #162; 2Kochanek KD, Murphy SL, Xu JQ, Tejada-Vera B. Deaths: Final data for 2014. National vital statistics reports; vol 65 no 4. Hyattsville, MD: National Center for Health Statistics. 2016; 3 2017, NCHS, National Vital Statistics System, Mortality; 2015, American Cancer Society, Inc, Surveillance Research; 4 BMJ, 1995, 310:1225-1228; BMJ, 1993, 307:982-986; 5 Am J Med. 2002. 112(6A):42S-49S; The majority of RTIs are caused by viruses for which there are no approved therapies5 Decreasing the incidence of RTIs in the elderly may significantly decrease health care costs

US EU5 JP CN Elderly (65-84 years old) with asthma: 3.2M 3.3M1 2.1M2 2.5M3 Very elderly (85+ years old): 6.5M 9.3M 5.5M 8.9M # Elderly People 10M 13M 8M 11M Estimated number of people 85+ and 65+ with asthma in key geographies 1Based on estimated percentage of asthmatics in older adults in high-income countries. 2Based on percentage of asthmatics in the Japanese adult population. 3Based on percentage of adults age ≥60 on asthma medication in Jinan province; Likely underestimated due to low diagnosis rate of asthma Market size across key geographies estimated at 42M

% Reduction in RTI Estimated % prescribed in patients (patient-weighted means) ≥85 65-84 with asthma 65-84 with comorbidities 25% 33% 36% 36% 33% 41% 44% 47% 40% 46% 48% 51% Survey of 100 physicians to determine potential usage in the target patient populations Medical Specialty Geriatrics 25 Primary Care 50 Pulmonologist 25 Practice characteristics Years practicing medicine Avg 19 (median 19.5, range 6-33) # pts ≥ 65 seen/month Avg 250 (median 220, range 80-600) % services billed to Medicare Avg 63% (median 65%, range 30-100%) *Respondent background (n=100): Physician survey*: Expected use in target populations

RTB101 Respiratory Tract Infections Parkinson’s Disease Program Indication Phase 1 Phase 2 Phase 3 Anticipated Milestones Discovery Heart Failure with Preserved Ejection Fraction Preclinical Other Infections* * Other infections include those that the elderly are at increased risk of contracting, such as urinary tract infections. ** For heart failure with preserved ejection fraction, Parkinson’s Disease and certain other infections, we may be required to file an investigational new drug application, or IND, prior to initiating Phase 2 clinical trials. We expect to have the ability to initiate these Phase 2 clinical trials without the need to conduct prior Phase 1 trials. Most advanced pipeline targeting aging-related diseases End-of-Phase 2 meeting planned for 4Q18/1Q19 Initiate Phase 2a 4Q18/1Q19** Signal detection for these indications in the Phase 2b 4Q18** RTB101+ rapalog RTB101 or RTB101 + rapalog Undisclosed TORC1 inhibitor Undisclosed

Q1 Q2 Q3 Q4 H1 H2 Near term planned clinical milestones and path forward Ph 2b topline data Initiation of POC clinical study in Parkinson’s Disease Initiation of POC clinical study in 3rd indication Pivotal trial initiation 2018 2019 Science Translational Medicine publication Additional data from Ph 2b (16-week and 24-week) Completed dosing all patients in Ph 2b Initiated manufacturing of drug product for 2nd indication End-of-Ph 2 meeting with FDA POC = proof of concept Initial Public Offering

resTORbio highlights Developing first in class and most advanced selective TORC1 program The lead indication for RTB101, our proprietary TORC1 inhibitor, is to decrease the incidence of RTIs in high-risk elderly by enhancing the function of the aging immune system RTIs are the 4th leading cause for hospitalization in the 65+; 2nd in 85+ (US) Positive results in Phase 2b study: RTB101 10 mg once daily 30.6% reduction in the percentage of patients with laboratory-confirmed RTIs (p=0.025) 52.1% reduction in percentage of patients with severe laboratory-confirmed RTI symptoms (p=0.034) 23.6% reduction in the percentage of patients with any infection compared to placebo (p=0.032) Successfully defined dose and patient population for planned pivotal Phase 3 program Data-driven approach to expand into additional indications Leveraging Phase 2b data to evaluate additional aging-related diseases Initiate Phase 2a trial in additional aging-related disease in Q4 2018/Q1 2019 Cash, cash equivalents and marketable securities were ~$125 million as of June 30, 2018

October 2018